                           UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA


In re:  FOCUS SURGERY, INC., Debtor.      |         Case No.  96-41107-N
                                          |                   -----------
Employer's Tax Identification             |         CHAPTER 11
No.:      77-0332937                      |         MONTHLY OPERATING REPORT
                                          |         (General Business Case)
------------------------------------------

                               SUMMARY OF FINANCIAL STATUS

MONTH ENDED       Oct-96
                ------------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
    Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                    END OF             END OF              AS OF
                                                                                    CURRENT             PRIOR             PETITION
2.  ASSET/LIABILITY SUMMARY                                                          MONTH              MONTH              FILING
                                                                                     -----              -----              ------
     Current Assets (Market Value)                                                   $901,999           $914,241           $502,204
                                                                                   ----------         ----------         ----------
     Total Assets (Market Value)                                                     $901,999           $914,241         $2,152,204
                                                                                   ----------         ----------         ----------
     Current Liabilities                                                             $118,473           $117,892
                                                                                   ----------         ----------         ----------
     Total Liabilities                                                               $820,786           $820,204           $831,829
                                                                                   ----------         ----------         ----------

                                                                                                                          PETITION
                                                                                    CURRENT             PRIOR              DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                             MONTH              MONTH             MONTH END
                                                                                     -----              -----             ---------
     a.  Total Receipts                                                                $4,105                 $2         $1,459,709
                                                                                   ----------         ----------         ----------
     b.  Total Disbursements                                                          $10,179             $2,105           $832,895
                                                                                   ----------         ----------         ----------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                   ($6,074)           ($2,103)          $626,814
                                                                                   ----------         ----------         ----------
     d.  Cash Balance Beginning of Month                                             $652,462           $654,565
                                                                                   ----------         ----------
     e.  Cash Balance End of Month (c + d)                                           $646,387           $652,462
                                                                                   ----------         ----------
                                                                                   ----------         ----------

4.  POST-PETITION LIABILITIES & RECEIVABLES                                        RECEIVABLES                          LIABILITIES
                                                                                   -----------                          -----------
     Balance at End of Previous Month                                                                                      $117,892
                                                                                   ----------                            ----------
     Balance at End of Current Month                                                                                       $118,473
                                                                                   ----------                            ----------

5.  PAST DUE POST-PETITION LIABILITIES
     Balance at End of Previous Month (over 30 days)                                                                        $22,773
                                                                                                                         ----------
     Balance at End of Current Month (over 30 days)                                                                         $20,139
                                                                                                                         ----------

                                                                                                          YES                 NO
                                                                                                      ----------         ----------

6.  Are all federal, state, and local taxes current? (if no, attach schedule
    of unpaid items)                                                                                       X
                                                                                                      ----------         ----------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
    listing including date of payment, amount of payment and name of payee)                                                   X
                                                                                                      ----------         ----------
8.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and
    reason for payment, and name of payee)                                                                                    X
                                                                                                      ----------         ----------
9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                           X
                                                                                                      ----------         ----------
10. If you answered yes to line 7, 8, or 9, were all such payments approved by
    the court?                                                                                            N/A
                                                                                                      ----------         ----------
11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                             X
                                                                                                      ----------         ----------
12. Are U.S. Trustee quarterly fees current?                                                               X
                                                                                                      ----------         ----------

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

   Date:     11/29/96                                                                  /S/ Richard Redett
         ---------------                                                    ------------------------------------------
                                                                                     Responsible Individual

                                    BALANCE SHEET
                                (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED    Oct-96
                                                ----------
                                       ($     )
                                         -----

    ASSETS


                                                         FROM SCHEDULES                       MARKET VALUE
                                                         --------------                       ------------
      CURRENT ASSETS
 1       Cash and cash equivalents - unrestricted                                                   $646,387
                                                                                              --------------
 2       Cash and cash equivalents - restricted
                                                                                              --------------
 3       Accounts receivable (net)                              A                                   $248,000
                                                                                              --------------
 4       Inventory                                              B                                         $0
                                                                                              --------------
 5       Prepaid expenses                                                                             $5,016
                                                                                              --------------
 6       Other:  Interest in insurance policies
                 --------------------------------                                             --------------
 7               Payroll taxes                                                                        $2,596
         ----------------------------------------                                             --------------
 8         TOTAL CURRENT ASSETS                                                                     $901,999
                                                                                              --------------


      PROPERTY AND EQUIPMENT (MARKET VALUE)
 9       Real property                                          C                                         $0
                                                                                              --------------
10       Machinery and equipment                                D                                         $0
                                                                                              --------------
11       Furniture and fixtures                                 D                                         $0
                                                                                              --------------
12       Office equipment                                       D                                         $0
                                                                                              --------------
13       Leasehold improvements                                 D                                         $0
                                                                                              --------------
14       Vehicles                                               D                                         $0
                                                                                              --------------
15       Other:                                                 D
               ----------------------------------                                             --------------
16                                                              D
         ----------------------------------------                                             --------------
17                                                              D
         ----------------------------------------                                             --------------
18                                                              D
         ----------------------------------------                                             --------------
19                                                              D
         ----------------------------------------                                             --------------
20         TOTAL PROPERTY AND EQUIPMENT                                                                   $0
                                                                                              --------------

      OTHER ASSETS
21       Patents, copyrights, and other
         intellectual property                                                                            $0
         -----------------------------------------                                            --------------
22       All technology sold to Takai Hospital
         in July 1996.
         -----------------------------------------                                            --------------
23
         -----------------------------------------                                            --------------
24
         -----------------------------------------                                            --------------
25         TOTAL OTHER ASSETS                                                                             $0
                                                                                              --------------
26         TOTAL ASSETS                                                                             $901,999
                                                                                              --------------
                                                                                              --------------

 NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                                 ----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                      LIABILITIES AND EQUITY
                                      (GENERAL BUSINESS CASE)

                                             ($     )
                                               -----

      LIABILITIES                                          FROM SCHEDULES
                                                           --------------
       POST-PETITION

        CURRENT LIABILITIES
27       Salaries and wages
                                                                                              --------------
28       Payroll taxes
                                                                                              --------------
29       Real and personal property taxes
                                                                                              --------------
30       Income taxes
                                                                                              --------------
31       Notes payable (short term)
                                                                                              --------------
32       Accounts payable (trade)                             A                                      $27,394
                                                                                              --------------
33       Real property lease arrearage
                                                                                              --------------
34       Personal property lease arrearage
                                                                                              --------------
35       Accrued professional fees                                                                   $91,079
                                                                                              --------------
36       Current portion of long-term debt (due within 12 months)
                                                                                              --------------
37       Other: Other accruals
                ---------------------------------                                             --------------
38
         ----------------------------------------                                             --------------
39
         ----------------------------------------                                             --------------
40         TOTAL CURRENT LIABILITIES                                                                $118,473
                                                                                              --------------

41       LONG-TERM DEBT, NET OF CURRENT PORTION                                               --------------

42         TOTAL POST-PETITION LIABILITIES                                                          $118,473
                                                                                              --------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43       Secured claims                                         E                                   $115,778
                                                                                              --------------
44       Priority unsecured claims                              E                                         $0
                                                                                              --------------
45       General unsecured claims                               E                                   $586,534
                                                                                              --------------
46         TOTAL PRE-PETITION LIABILITIES                                                           $702,313
                                                                                              --------------
47         TOTAL LIABILITIES                                                                        $820,786
                                                                                              --------------
      EQUITY (DEFICIT)

48
         ----------------------------------------                                             --------------
49
         ----------------------------------------                                             --------------
50
         ----------------------------------------                                             --------------
51
         ----------------------------------------                                             --------------
52       Market value adjustment
                                                                                              --------------
53         TOTAL EQUITY (DEFICIT)                                                                    $81,214
                                                                                              --------------
54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                   $901,999
                                                                                              --------------
                                                                                              --------------

                                         SCHEDULES
                                     (GENERAL BUSINESS CASE)
                                          ($     )
                                            -----
                                         SCHEDULE A
                               ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                        ACCOUNTS      ACCOUNTS PAYABLE      PAST DUE
Receivables and Payables Ageings                       RECEIVABLE     [POST PETITION]   POST PETITION DEBT
                                                       -----------    ---------------   ------------------

  0 -30 Days                                                    $0             $7,255
                                                       -----------    ---------------
  31-60 Days                                                    $0
                                                       -----------    --------------- -
  61-90 Days                                                    $0               $676  |          $20,139
                                                       -----------    ---------------  |-----------------
  91+ Days                                                $248,000            $19,463 -
                                                       -----------    ---------------
  Total accounts receivable/payable                       $248,000            $27,394
                                                       -----------    ---------------
  Allowance for doubtful accounts                                     ---------------
                                                       -----------
  Accounts receivable (net)                               $248,000
                                                       -----------
                                                       -----------

                               SCHEDULE B
                       INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                   COST OF GOODS SOLD
----------------------------------                   ------------------
                                    INVENTORY(IES)   Inventory Beginning of Month
                                     BALANCE AT                                         -----------------
                                    END OF MONTH     Add -
                                    ------------           Net purchases
Retail/Restaurants -                                                                    -----------------
  Product for resale                                       Direct labor
                                    ------------                                        -----------------
                                                           Manufacturing overhead
Distribution -                                                                          -----------------
  Product for resale                                       Freight in
                                    ------------                                        -----------------
                                                           Other:

Manufacturer -                                             ------------------           -----------------
  Raw materials                                $0
                                    -------------          ------------------           -----------------
  Work-in-progress                             $0
                                    -------------    Less -
  Finished goods                               $0          Inventory End of Month
                                    -------------                                      ------------------
                                                           Shrinkage
                                                                                       ------------------
  Other -                           -------------          Personal Use
   Explain                                                                             ------------------
           ---------------------                     Cost of Goods Sold                                $0
                                                                                       ------------------
   -----------------------------                                                       ------------------

     TOTAL                                     $0
                                    -------------
                                    -------------

METHOD OF INVENTORY CONTROL                          INVENTORY VALUATION METHODS
---------------------------                          ---------------------------
Do you have a functioning perpetual inventory        Indicate by a checkmark method of inventory valuation used.
 system?
            Yes  X     No
               ----       ----
How often do you take a complete physical            Valuation methods -
 inventory?                                          FIFO cost                 X
  Weekly                                                                 -------------
                     ----                            LIFO cost
  Monthly                                                                -------------
                     ----                            Lower of cost or
  Quarterly                                           market                   X
                     ----                                                -------------
  Semi-annually                                      Retail method
                     ----                                                -------------
  Annually            X                              Other -
                     ----                                                -------------
Date of last physical inventory was   12/31/94       Explain
                                    ------------
Date of next physical inventory is  not scheduled    ------------------------------------
                                    -------------
                                                     ------------------------------------

                                           SCHEDULE C
                                          REAL PROPERTY

DESCRIPTION                                                      COST         MARKET VALUE
-----------                                                      ----         ------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                      $0                   $0
                                                               ------------   ----------------
                                                               ------------   ----------------
                                         SCHEDULE D
                                   OTHER DEPRECIABLE ASSETS
DESCRIPTION                                                      COST         MARKET VALUE
-----------                                                      ----         ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing                         $0                 $0
------------------------------------------------               ------------   ----------------
- All equipment sold to Takai Hospital in
------------------------------------------------               ------------   ----------------
July 1996.
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

FURNITURE & FIXTURES -
                                                                                            $0
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

OFFICE EQUIPMENT -
See listing attached to original petition filing
------------------------------------------------               ------------   ----------------
- All equipment sold to Takai Hospital in
------------------------------------------------               ------------   ----------------
July 1996.
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------
LEASEHOLD IMPROVEMENTS -
None - the Company does not currently lease
facilities                                                                                  $0
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------
VEHICLES -
None
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

                                           SCHEDULE E
                                     PRE-PETITION LIABILITIES
                                                                            CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT          AMOUNT (b)
-------------------------------------------                                  ------          ----------
   Secured claims  (a)                                                       $115,778
                                                                            ---------        ----------
   Priority claims other than taxes                                                $0
                                                                            ---------        ----------
   Priority tax claims                                                             $0
                                                                            ---------        ----------
   General unsecured claims                                                  $586,534
                                                                            ---------        ----------

(a)  List total amount of claims even if under secured.

(b)  Estimated amount of claim to be allowed after compromise or litigation.  As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.
     You believe that you can settle the case for a claim of $3,000,000.  For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                             SCHEDULE F
                                      RENTAL INCOME INFORMATION
                               Not Applicable to General Business Cases.


                                 STATEMENT OF OPERATIONS
                                  (GENERAL BUSINESS CASE)

                                  FOR THE MONTH    Oct-96
                                                 -----------

                                         $
                                          ------------

                     CURRENT MONTH
----------------------------------------------                                                        CUMULATIVE        NEXT MONTH
    ACTUAL         FORECAST        VARIANCE                                                         (CASE TO DATE)       FORECAST
    ------         --------        --------                                                          --------------      --------

                                                     REVENUES
        $0                              $0      1    Gross Sales                                     $
----------      ----------       ---------                                                           ----------         ----------
        $0                              $0      2    less: Sales Returns & Allowances
----------      ----------       ---------                                                           ----------         ----------
        $0              $0              $0      3    Net Sales                                                                  $0
----------      ----------       ---------                                                           ----------         ----------
        $0                              $0      4    less: Cost of Goods Sold     (Schedule 'B')
----------      ----------       ---------                                                           ----------         ----------
        $0              $0              $0      5    Gross Profit                                                               $0
----------      ----------       ---------                                                           ----------         ----------
                                        $0      6    Interest
----------      ----------       ---------                                                           ----------         ----------
                                                7    Other Income:

                                        $0      8    Other income                                          $565
----------      ----------       ---------          ----------------------------------------         ----------         ----------
                                        $0      9
----------      ----------       ---------          ----------------------------------------         ----------         ----------

        $0              $0              $0     10       TOTAL REVENUES                                     $565                 $0
----------      ----------       ---------                                                           ----------         ----------


                                                 EXPENSES
                                        $0     11    Compensation to Owner(s)/Officer(s)
----------      ----------       ---------                                                           ----------         ----------
                                        $0     12    Salaries/Commissions
----------      ----------       ---------                                                           ----------         ----------
                                        $0     13    Management Fees
----------      ----------       ---------                                                           ----------         ----------
                        $0              $0     14    Depreciation                                      $368,860                 $0
----------      ----------       ---------                                                           ----------         ----------
                                        $0     15    Taxes:
----------      ----------       ---------                                                           ----------         ----------
                                        $0     16       Employer Payroll Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     17       Real Property Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     18       Other Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     19    Other Selling
----------      ----------       ---------                                                           ----------         ----------
      $310          $4,000          $3,691     20    Other Administrative                               $20,514             $1,000
----------      ----------       ---------                                                           ----------         ----------
                                        $0     21    Interest
----------      ----------       ---------                                                           ----------         ----------
                                               22    Other Expenses:
                                                                                                     ----------         ----------
                                        $0     23    Writedown of receivables and other                 $23,406
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     24
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     25
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     26
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     27
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     28
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     29
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     30
----------      ----------       ---------           ----------------------------------------        ----------         ----------

      $310          $4,000          $3,691     31       TOTAL EXPENSES                                 $412,780             $1,000
----------      ----------       ---------                                                           ----------         ----------

    $(310)         ($4,000)         $3,691     32 SUBTOTAL                                            ($412,215)          ($1,000)
----------      ----------       ---------                                                           ----------         ----------

                                                  REORGANIZATION ITEMS
   $16,482         $15,000         ($1,482)    33    Professional Fees                                 $162,810            $15,000
----------      ----------       ---------                                                           ----------         ----------
                                        $0     34    Provisions for Rejected Executory Contracts
----------      ----------       ---------                                                           ----------         ----------
                                                     Interest Earned on Accumulated Cash
   ($4,105)                         $4,105     35       Resulting from Chp 11 Case                       (4,234)           ($1,400)
----------      ----------       ---------                                                           ----------         ----------
                                        $0     36    Loss from Sale of Equipment, Inventory and        $450,000
----------      ----------       ---------              Patents                                      ----------         ----------

      $137                           ($137)    37    Miscellaneous                                      $14,088
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     38    Settlement with Paine Webber and Labeco           $607,500
----------      ----------       ---------           ----------------------------------------        ----------         ----------

   $12,513         $15,000          $2,487     39       TOTAL REORGANIZATION ITEMS                   $1,230,163            $13,600
----------      ----------       ---------                                                           ----------         ----------

  ($12,823)       ($19,000)         $6,177     40  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($1,642,378)          ($14,600)
----------      ----------       ---------                                                          -----------         ----------
                                        $0     41    Federal & State Income Taxes
----------      ----------       ---------                                                          -----------         ----------

  ($12,823)       ($19,000)         $6,177     42 NET PROFIT (LOSS)                                 ($1,642,378)          ($14,600)
----------      ----------       ---------                                                          -----------         ----------
----------      ----------       ---------                                                          -----------         ----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Administrative expenses continue to decline.
-----------------------------------------------------------------------------------------------------------------------------------
Interest on deposits increased as available funds from sale of assets are invested until creditor payments are made. October
-----------------------------------------------------------------------------------------------------------------------------------
report includes accumulated interest earned over the last quarter.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                         SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                  (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED   Oct-96
                                           ---------------------

CASH BALANCE BEGINNING OF MONTH                                                                               $652,462
                                                                                                     -----------------
CASH RECEIPTS  (1)                                                                                              $4,105
                                                                                                     -----------------
CASH DISBURSEMENTS  (1)                                                                                        $10,179
                                                                                                     -----------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                             ($6,074)
                                                                                                     -----------------
CASH BALANCE END OF MONTH                                                                                     $646,387
                                                                                                     -----------------
                                                                                                     -----------------

RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                ACCOUNT 1                    ACCOUNT 2               ACCOUNT 3
                                                ---------                    ---------               ---------
BANK                                       Silicon Valley Bank                Merrill Lynch              Trust acct-
                                        -------------------------         -----------------------     -----------------
ACCOUNT TYPE                                    Checking                        Checking               Murray & Murray
                                        -------------------------         -----------------------     -----------------
ACCOUNT NO.                                   3300023699                         233-07K66
                                        -------------------------         -----------------------     -----------------
ACCOUNT PURPOSE                          General operating acct.                Investment
                                        -------------------------         -----------------------     -----------------
BALANCE, END OF MONTH                                    $20,821                            $71               $441,587
                                        -------------------------         -----------------------     -----------------

                                                    ACCOUNT 4                    ACCOUNT 5               ACCOUNT 6
                                                    ---------                    ---------               ---------
BANK                                           Silicon Valley Bank
                                            -------------------------         -----------------      -----------------
ACCOUNT TYPE                                        Checking
                                            -------------------------         -----------------      -----------------
ACCOUNT NO.                                        3300023699
                                            -------------------------         -----------------      -----------------
ACCOUNT PURPOSE                                   Money market
                                            -------------------------         -----------------      -----------------
BALANCE, END OF MONTH                                        $183,909
                                            -------------------------         -----------------      -----------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                         $646,387
                                            -------------------------
                                            -------------------------

(1)  Excluding bank transfers between your accounts.
